UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         May 13, 2003
                                                 -------------------------------


                                   POINT.360
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
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   (Commission File Number)           (IRS Employer Identification No.)


  7083 Hollywood Boulevard, Suite 200, Hollywood, CA       90028
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   (Address of principal executive offices)              (Zip Code)


                                 (323) 957-7990
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              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

   99   Press release dated May 13, 2003.


Item 9. REGULATION FD DISCLOSURE INCLUDING INFORMATION REQUIRED UNDER ITEM 12.

        The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216, dated March 27, 2003.

        On May 13, 2003, Point.360 (the "Company") issued a press release containing its operating results for the quarter ended March 31, 2003 (see
Exhibit 99).


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Point.360
                                        ----------------------------------
                                                  (Registrant)



        Date: May 13, 2003          By: /s/ Alan R. Steel
                                        ----------------------------------
                                            Alan R. Steel
                                            Executive Vice President,
                                            Finance and Administration,
                                            Chief Financial Officer







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